UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2024

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)
(646) 768-4240
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2024, Mr. Adam Pliska informed Allied Gaming & Entertainment Inc. (the “Company”) that he will resign as a director of the Board of Directors of the Company (the “Board”), effective immediately, for family reasons.  Also on April 30, 2024, Ms. Yinghua Chen resigned as a director of the Board, effective immediately, and Ms. Chen will continue her position as Chief Executive Officer of the Company.

Also on April 30, 2024, the Board appointed Ms. Chi Zhao as a director of the Board, effective immediately. Ms. Zhao will serve as the Chair of the Nominating and Governance Committee and as a member of the Compensation Committee.  Ms. Zhao was appointed as a Class C director.

Also on April 30, 2024, the Board appointed Mr. Yangyang Li as President of the Company.  Mr. Li is currently serving as Chairman of the Board.  Mr. Li, age 45, has served as a director of the Company since March 2021, and was the Company’s Co-Chair between December 2021 and June 2023.

Mr. Li served as Chairman and Executive Director of Ourgame International Holdings Limited (“Ourgame”) from June 2020 to March 2022 and served as Chairman and a non-executive director of Ourgame from April 2022 to September 2022. Ourgame is the beneficial owner of Primo Vital Limited, which is the Company’s largest stockholder, beneficially owning approximately 32% of the Company’s outstanding common stock.  Since 2014, Mr. Li has served as Chair of the Board of Directors of World Business Services Union and Choi Shun Investment. Mr. Li served as Chair of the Board of Directors of Elephant Media Group in 2008.  In 2003, Mr. Li founded Business Media China Group and served as its CEO in 2005.  In 2001, Mr. Li served as Assistant President to China Great Wall Industry Corporation. Mr. Li received a Bachelor of Business Administration from the University of International Business & Economics in Beijing, China.

There is no family relationship between Mr. Li and any director or executive officers.
On May 3, 2024, the Company issued a press release announcing the management transition described above, a copy of which is attached as Exhibit 99.1 herein.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

              99.1        Press Release dated May 3, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: May 3, 2024	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer